Exhibit 32.1

CERTIFICATION PURSUANT

TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

      Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Callaway Golf Company, a Delaware corporation (the “Company”), does hereby certify with respect to the Quarterly Report of the Company on Form 10-Q for the period ended June 30, 2004, as filed with the Securities and Exchange Commission (the “10-Q Report”), that:

(1) the 10-Q Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the 10-Q Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

      The undersigned have executed this Certification effective as of July 28, 2004.

/s/ RONALD A. DRAPEAU

Ronald A. Drapeau
Chairman and Chief Executive Officer

/s/ BRADLEY J. HOLIDAY

Bradley J. Holiday
Senior Executive Vice President and
Chief Financial Officer

A signed original of this Certification has been provided to Callaway Golf Company and will be retained by Callaway Golf Company and furnished to the Securities and Exchange Commission or its staff upon request.